Summary prospectus

US equity mutual fund

Delaware Ivy Large Cap Growth Fund

Nasdaq ticker symbols
Class A	WLGAX
Class C	WLGCX
Class I	IYGIX
Class R6 (formerly, Class N)	ILGRX
Class R	WLGRX
Class Y	WLGYX

July 29, 2022

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2022 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Large Cap Growth Fund, a series of Ivy Funds

On April 30, 2021, the fund in this prospectus (each, a Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager.

What is the Fund’s investment objective?

Delaware Ivy Large Cap Growth Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		R		Y
Management fees	0.60%		0.60%		0.60%		0.60%		0.60%		0.60%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.50%		0.25%
Other expenses	0.09%		0.20%		0.17%		0.04%		0.27%		0.17%
Total annual fund operating expenses	0.94%		1.80%		0.77%		0.64%		1.37%		1.02%
Fee waivers and expense reimbursements	(0.05%)	[2]	(0.16%)	[2]	(0.13%)	[2]	none	[2]	(0.23%)	[2]	(0.13%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.89%		1.64%		0.64%		0.64%		1.14%		0.89%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund's distributor, and/or Delaware Investments Fund Services Company (DIFSC), the Fund's transfer agent, have contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.64% of the Class I Shares’, 0.89% of the Class A Shares’, 1.64% of the Class C Shares’, 1.14% of the Class R Shares’, 0.64% of the Class R6 Shares’ and 0.89% of the Class Y Shares’ average daily net assets from July 29, 2022 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager, the Distributor, DIFSC and/or the Fund, as applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6	R	Y
1 year	$661	$167	$65	$65	$116	$91
3 years	$853	$551	$233	$205	$411	$312
5 years	$1,061	$960	$415	$357	$728	$551
10 years	$1,659	$2,103	$942	$798	$1,626	$1,236

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Large Cap Growth Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies that the Manager believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Fund invests at least 80% of its net assets in large-capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings the Manager believes are likely

Summary prospectus
Delaware Ivy Large Cap Growth Fund, a series of Ivy Funds

to grow faster than the economy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

In selecting securities for the Fund, the Manager begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.

From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 35 to 50).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In general, the Manager may sell a security when, in the Manager’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. The Manager also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Summary prospectus
Delaware Ivy Large Cap Growth Fund, a series of Ivy Funds

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Large Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2022, the Fund’s Class A shares had a calendar year-to-date return of -27.02%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.44% for the quarter ended June 30, 2020, and its lowest quarterly return was -14.78% for the quarter ended December 31, 2018. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	25.61%	24.17%	18.18%
Class A return after taxes on distributions	22.46%	21.50%	16.10%
Class A return after taxes on distributions and sale of Fund shares	16.55%	19.05%	14.69%
Class C return before taxes	28.04%	24.08%	17.90%
Class I return before taxes	30.52%	25.43%	18.93%
Class R6 return before taxes (lifetime: 7/31/14-12/31/21)	30.57%	25.52%	19.06%
Class R return before taxes	29.61%	24.59%	18.19%
Class Y return before taxes	30.19%	25.09%	18.67%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	19.79%	25.32%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts

Summary prospectus
Delaware Ivy Large Cap Growth Fund, a series of Ivy Funds

(IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Bradley M. Klapmeyer	Senior Vice President, Portfolio Manager	August 2016
Brad Angermeier	Portfolio Manager	October 2021

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

IVSUM-WLGAX 7/22